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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2002



                             STILWELL FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15253                 43-1804048
----------------------------  ---------------------------- ---------------------
  (State of Incorporation)      (Commission File Number)       (IRS Employer
                                                            Identification No.)

  920 Main Street, 21/st/ Floor, Kansas City, Missouri              64105
--------------------------------------------------------        --------------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (816) 218-2400


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

          Stilwell Financial Inc. ("Stilwell" or the "Company") issued $930,709,000 aggregate principal amount at maturity of its zero-coupon convertible notes due 2031 (the "Notes") on April 30, 2001 pursuant to an indenture, dated as of April 30, 2001 (the "Indenture"), between Stilwell and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"). A copy of the Indenture was filed as Exhibit 4.1 to Stilwell's quarterly report on Form 10-Q for the quarter ended March 31, 2001.

          Stilwell and the Trustee today entered into a supplemental indenture, dated as of April 30, 2002 (the "Supplemental Indenture"), to amend the Indenture and the Notes to add to the Company's covenants for the benefit of the holders of the Notes. A copy of the Supplemental Indenture is filed as Exhibit
4.1 to this report.

Item 7.   Financial Statements and Exhibits

(c)       Exhibits

          Exhibit No.         Document
          -----------         --------

          4.1 First Supplemental Indenture, dated as of April 30, 2002, between Stilwell Financial Inc. and JPMorgan Chase Bank.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STILWELL FINANCIAL INC.




Date: May 3, 2002                   By:     /s/ Douglas E. Nickerson
                                        ------------------------------------
                                               Douglas E. Nickerson
                                        Vice President, Controller and Treasurer
                                            (Principal Accounting Officer)